--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                OCTOBER 23, 2000
                Date of Report (date of earliest event reported)

                           CORVAS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

            DELAWARE                    0-19732                 33-0238812
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


                             3030 SCIENCE PARK ROAD,
                           SAN DIEGO, CALIFORNIA 92121
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (858) 455-9800



                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


-------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

         On October 23, 2000, Corvas International, Inc., a Delaware corporation ("Corvas"), issued a press release announcing its third quarter financial results. A copy of the press release is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      99.1     Press Release issued on October 23, 2000 by Corvas.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CORVAS INTERNATIONAL, INC.


                                     By: /s/ RANDALL E. WOODS
                                         --------------------
                                         Randall E. Woods,
                                         Chief Executive Officer and President


Date: October 25, 2000

                                INDEX TO EXHIBITS

99.1.   Press Release issued on October 23, 2000 by Corvas International, Inc.